UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2012

Semi-Annual Repor t

Legg Mason

ClearBridge

Equity Income

Builder Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason ClearBridge Equity Income Builder Fund

Fund objectives

The Fund’s principal investment objective is to provide a high level of current income. The Fund’s secondary objective is long-term capital appreciation.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason ClearBridge Equity Income Builder Fund for the six-month reporting period ended June 30, 2012. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 27, 2012

Legg Mason ClearBridge Equity Income Builder Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended June 30, 2012, albeit at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% in the fourth quarter of 2011. Economic growth in the U.S. then decelerated, as the Commerce Department reported that first quarter 2012 GDP growth was 2.0%. The preliminary estimate for GDP growth in the second quarter was 1.5%. Moderating growth was partially due to weaker consumer spending, which rose 1.5% in the second quarter, versus 2.4% during the first three months of the year.

Two factors constraining economic growth were the weak job market and continued troubles in the housing market. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 8.5%. Unemployment then generally declined over the next four months and was 8.1% in April 2012, the lowest rate since January 2009. However, the unemployment rate then moved up to 8.2% in May and was unchanged in June. Within the housing market, sales are still a bit soft, though home prices appear to be firming. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. Existing-home sales fell 5.4% on a seasonally adjusted basis in June 2012 versus the previous month. However, the NAR reported that the median existing-home price for all housing types was $189,400 in June 2012, up 7.9% from June 2011. This marked the fourth consecutive month that home prices rose from a year earlier, the first such occurrence since February through May 2006. In addition, the inventory of unsold homes fell 3.2% in June versus the previous month.

The manufacturing sector, a relative pillar of strength since the end of the Great Recession, weakened during the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in December 2011 it had a reading of 53.9 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Activity in the manufacturing sector fluctuated during the first half of the period and was 54.8 in April, its highest reading since June 2011. The PMI then dipped to 53.5 in May 2012 and fell to 49.7 in June. The latter represented the first contraction in the manufacturing sector since July 2009. In addition, whereas thirteen of the eighteen industries in the PMI grew in May, only seven expanded in June.

IV	Legg Mason ClearBridge Equity Income Builder Fund

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. Looking back, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep the federal funds rateiv at a historically low range between zero and 0.25%, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” In June, the Fed announced that it would extend Operation Twist until the end of 2012 and that it was “prepared to take further action as appropriate to promote a stronger economic recovery and sustained improvement in labor market conditions in a context of price stability.”

Q. What factors impacted the U.S. stock market during the reporting period?

A. After a strong start, the U.S. stock market gave back a portion of its gains in the second half of the reporting period. Investor risk appetite was generally robust over the first half of the period due to some better-than-expected economic data and signs of progress in Europe. However, fears related to the European sovereign debt crisis caused the market to modestly weaken in April. The sell-off escalated in May, given renewed fears of contagion from Europe and some disappointing economic data in the U.S. The market then rallied in June, given some positive developments in the Eurozone, as well as increased expectations for a third round of quantitative easing by the Fed. All told, for the six months ended June 30, 2012, the S&P 500 Indexv returned 9.49%.

Looking at the U.S. stock market more closely, large-cap stocks generated the best returns during the six months ended June 30, 2012, with the large-cap Russell 1000 Indexvi returning 9.38%. In contrast, the Russell Midcap Indexvii and the small-cap Russell 2000 Indexviii returned 7.97% and 8.53%, respectively. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned 9.98% and 8.64%, respectively.

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2012?

A. Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, two- and ten-year Treasury yields were 0.25% and 1.89%, respectively. With the economy initially gathering some momentum, Treasury yields moved higher during the first half of the period. Two-year Treasury yields rose as high as 0.41% on March 20, 2012 and ten-year Treasuries peaked at 2.39% around the same time. Yields then fell in late March, as well as in April, May and early June, given renewed fears over the European sovereign debt crisis. On June 1, 2012, ten-year Treasuries closed at an all-time low of 1.47%. Yields then moved higher as the month progressed due to some positive developments in Europe and hopes for additional Fed actions to stimulate the economy. When the reporting period ended on June 30, 2012, two-year Treasury yields were 0.33% and ten-year Treasury yields were 1.67%.

Legg Mason ClearBridge Equity Income Builder Fund	V

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of volatility during the period. Risk appetite was often robust over the first three months of the period, due to some better-than-expected economic data and signs of progress in the European sovereign debt crisis. However, fears related to the situation in Europe caused a number of spread sectors to weaken in April. While the spread sectors posted positive absolute returns in April, they generally lagged equal-durationxi Treasuries. Several of the riskiest spread sectors then performed poorly in May given a flight to quality that was triggered by escalating fears of contagion from Europe and some disappointing economic data in the U.S. The spread sectors then rallied in June as investor sentiment improved. For the six months ended June 30, 2012, the Barclays U.S. Aggregate Indexxii returned 2.37%.

Performance review

For the six months ended June 30, 2012, Class A shares of Legg Mason ClearBridge Equity Income Builder Fund, excluding sales charges, returned 8.18%. The Fund’s unmanaged benchmark, the Russell 3000 Value Index, returned 8.64% for the same period. The Lipper Equity Income Funds Category Average1 returned 6.33% over the same time frame.

PERFORMANCE SNAPSHOT as of June 30, 2012 (unaudited)
(excluding sales charges)	6 Months
Legg Mason ClearBridge Equity Income Builder Fund:
Class 1[2]	8.30%
Class A	8.18%
Class B3	7.86%
Class C	7.79%
Class I	8.33%
Russell 3000 Value Index	8.64%
Lipper Equity Income Funds Category Average[1]	6.33%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Performance of Class R shares is not shown because this share class commenced operations on February 2, 2012.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2012 including the reinvestment of all distributions, including returns of capital, if any, calculated among the 322 funds in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 27, 2007, Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date are permitted to continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

[3]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

VI	Legg Mason ClearBridge Equity Income Builder Fund

Investment commentary (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2012, the gross total annual operating expense ratios for Class 1, Class A, Class B, Class C and Class I shares were 1.05%, 1.27%, 1.96%, 1.99% and 0.83%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.15% for Class A shares, 1.82% for Class B shares, 1.95% for Class C shares and 0.83% for Class I shares. In addition, the total annual operating expenses for Class 1 shares are expected to be at least 0.25% lower than those for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

July 27, 2012

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. Real estate investment trusts (“REITs”) are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks. Investments in fixed-income securities are subject to interest rate, credit, inflation and reinvestment risks, and possible loss of principal. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Dividends are not guaranteed, and a company may reduce or eliminate its dividend at any time. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Legg Mason ClearBridge Equity Income Builder Fund	VII

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management's PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

viii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

ix

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities).

[x]

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

xii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Legg Mason ClearBridge Equity Income Builder Fund 2012 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of June 30, 2012 and December 31, 2011. The Fund is actively managed. As a result the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

2	Legg Mason ClearBridge Equity Income Builder Fund 2012 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2012 and held for the six months ended June 30, 2012, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period			Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period†
Class 1	8.30%	$1,000.00	$1,083.00	0.90%	$4.66	†	Class 1	5.00%	$1,000.00	$1,020.39	0.90%	$4.52
Class A	8.18	1,000.00	1,081.80	1.15	5.95	†	Class A	5.00	1,000.00	1,019.14	1.15	5.77
Class B	7.86	1,000.00	1,078.60	1.82	9.41	†	Class B	5.00	1,000.00	1,015.81	1.82	9.12
Class C	7.79	1,000.00	1,077.90	1.95	10.07	†	Class C	5.00	1,000.00	1,015.17	1.95	9.77
Class R3	5.01	1,000.00	1,050.10	1.36	5.68	‡	Class R	5.00	1,000.00	1,018.10	1.36	6.82
Class I	8.33	1,000.00	1,083.30	0.79	4.09	†	Class I	5.00	1,000.00	1,020.93	0.79	3.97

[1]	For the six months ended June 30, 2012, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	For the period February 2, 2012 (inception date) to June 30, 2012.

†

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

‡

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent period (149), then divided by 366.

Legg Mason ClearBridge Equity Income Builder Fund 2012 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2012

Legg Mason ClearBridge Equity Income Builder Fund

Security	Shares	Value
Common Stocks — 87.0%
Consumer Discretionary — 7.9%
Auto Components — 1.0%
Johnson Controls Inc.	1,472,680	$40,807,963
Household Durables — 0.4%
Whirlpool Corp.	266,120	16,275,899
Media — 3.4%
Comcast Corp., Special Class A Shares	2,500,000	78,500,000
Time Warner Inc.	1,643,600	63,278,600
Total Media		141,778,600
Multiline Retail — 0.7%
Target Corp.	540,540	31,454,023
Specialty Retail — 2.4%
Home Depot Inc.	1,250,000	66,237,500
Staples Inc.	2,532,230	33,045,601
Total Specialty Retail		99,283,101
Total Consumer Discretionary		329,599,586
Consumer Staples — 11.6%
Beverages — 2.1%
Anheuser-Busch InBev NV, ADR	1,100,000	87,615,000
Food & Staples Retailing — 2.5%
Wal-Mart Stores Inc.	1,459,560	101,760,523
Food Products — 2.5%
H.J. Heinz Co.	1,875,000	101,962,500
Household Products — 4.5%
Kimberly-Clark Corp.	989,470	82,887,902
Procter & Gamble Co.	1,730,000	105,962,500
Total Household Products		188,850,402
Total Consumer Staples		480,188,425
Energy — 8.9%
Energy Equipment & Services — 0.5%
Brookfield Renewable Energy Partners LP	65,020	1,808,630
Schlumberger Ltd.	314,590	20,420,037
Total Energy Equipment & Services		22,228,667
Oil, Gas & Consumable Fuels — 8.4%
Chevron Corp.	833,079	87,889,835
ConocoPhillips	286,530	16,011,296
Devon Energy Corp.	575,000	33,344,250
Exxon Mobil Corp.	1,552,109	132,813,967

See Notes to Financial Statements.

4	Legg Mason ClearBridge Equity Income Builder Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Legg Mason ClearBridge Equity Income Builder Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Phillips 66	143,265	$4,762,129	*
Spectra Energy Corp.	2,600,000	75,556,000
Total Oil, Gas & Consumable Fuels		350,377,477
Total Energy		372,606,144
Financials — 9.6%
Capital Markets — 1.4%
BlackRock Inc.	353,260	59,990,613
Commercial Banks — 1.0%
Wells Fargo & Co.	1,220,000	40,796,800
Insurance — 3.7%
Berkshire Hathaway Inc., Class B Shares	767,140	63,925,776	*
Travelers Cos. Inc.	1,392,590	88,902,946
Total Insurance		152,828,722
Real Estate Investment Trusts (REITs) — 1.6%
Annaly Capital Management Inc.	2,159,440	36,235,403
Chimera Investment Corp.	7,000,000	16,520,000
Westfield Group	1,200,000	11,691,218	(a)
Total Real Estate Investment Trusts (REITs)		64,446,621
Thrifts & Mortgage Finance — 1.9%
First Niagara Financial Group Inc.	3,924,540	30,022,731
New York Community Bancorp Inc.	1,198,960	15,022,969
People’s United Financial Inc.	3,000,000	34,830,000
Total Thrifts & Mortgage Finance		79,875,700
Total Financials		397,938,456
Health Care — 5.9%
Pharmaceuticals — 5.9%
Bristol-Myers Squibb Co.	2,742,160	98,580,652
Johnson & Johnson	1,261,237	85,209,172
Pfizer Inc.	2,562,260	58,931,980
Total Health Care		242,721,804
Industrials — 13.3%
Aerospace & Defense — 2.4%
Honeywell International Inc.	687,812	38,407,422
Lockheed Martin Corp.	184,850	16,096,738
Raytheon Co.	791,620	44,797,776
Total Aerospace & Defense		99,301,936
Air Freight & Logistics — 2.0%
United Parcel Service Inc., Class B Shares	1,065,000	83,879,400

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Income Builder Fund 2012 Semi-Annual Report	5

Legg Mason ClearBridge Equity Income Builder Fund

Security	Shares	Value
Commercial Services & Supplies — 2.8%
Covanta Holding Corp.	1,300,850	$22,309,577
Waste Management Inc.	2,847,190	95,096,146
Total Commercial Services & Supplies		117,405,723
Industrial Conglomerates — 4.5%
3M Co.	759,370	68,039,552
General Electric Co.	3,759,170	78,341,103
United Technologies Corp.	550,000	41,541,500
Total Industrial Conglomerates		187,922,155
Machinery — 1.6%
Deere & Co.	306,760	24,807,681
Eaton Corp.	976,800	38,710,584
Total Machinery		63,518,265
Total Industrials		552,027,479
Information Technology — 12.0%
Communications Equipment — 0.9%
QUALCOMM Inc.	637,460	35,493,773
Computers & Peripherals — 3.0%
Apple Inc.	212,400	124,041,600	*
IT Services — 2.4%
Automatic Data Processing Inc.	976,240	54,337,519
Paychex Inc.	1,500,000	47,115,000
Total IT Services		101,452,519
Office Electronics — 1.2%
Xerox Corp.	6,141,110	48,330,536
Semiconductors & Semiconductor Equipment — 2.0%
Broadcom Corp., Class A Shares	551,390	18,636,982	*
Intel Corp.	1,724,620	45,961,123
Texas Instruments Inc.	712,770	20,449,371
Total Semiconductors & Semiconductor Equipment		85,047,476
Software — 2.5%
Microsoft Corp.	3,420,470	104,632,177
Total Information Technology		498,998,081
Materials — 4.7%
Chemicals — 2.3%
E.I. du Pont de Nemours & Co.	930,000	47,030,100
PPG Industries Inc.	451,240	47,885,589
Total Chemicals		94,915,689

See Notes to Financial Statements.

6	Legg Mason ClearBridge Equity Income Builder Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Legg Mason ClearBridge Equity Income Builder Fund

Security		Shares	Value
Metals & Mining — 0.9%
BHP Billiton PLC, ADR		655,770	$37,503,486
Paper & Forest Products — 1.5%
International Paper Co.		2,091,870	60,475,962
Total Materials			192,895,137
Telecommunication Services — 5.5%
Diversified Telecommunication Services — 4.7%
AT&T Inc.		2,550,000	90,933,000
Verizon Communications Inc.		1,990,000	88,435,600
Windstream Corp.		1,425,900	13,774,194
Total Diversified Telecommunication Services			193,142,794
Wireless Telecommunication Services — 0.8%
Vodafone Group PLC, ADR		1,243,286	35,035,799
Total Telecommunication Services			228,178,593
Utilities — 7.6%
Electric Utilities — 2.3%
American Electric Power Co. Inc.		1,500,000	59,850,000
NextEra Energy Inc.		517,820	35,631,194
Total Electric Utilities			95,481,194
Gas Utilities — 1.7%
UGI Corp.		2,400,000	70,632,000
Multi-Utilities — 3.6%
CenterPoint Energy Inc.		1,650,000	34,105,500
National Grid PLC		8,600,000	91,027,806	(a)
Wisconsin Energy Corp.		580,000	22,950,600
Total Multi-Utilities			148,083,906
Total Utilities			314,197,100
Total Common Stocks (Cost — $3,422,361,626)			3,609,350,805

	Rate
Convertible Preferred Stocks — 3.2%
Consumer Discretionary — 0.4%
Automobiles — 0.4%
General Motors Co.	4.750%	520,000	17,264,000
Financials — 1.8%
Commercial Banks — 0.5%
Wells Fargo & Co.	7.500%	20,000	22,500,000
Insurance — 1.3%
MetLife Inc.	5.000%	853,430	52,801,714
Total Financials			75,301,714

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Income Builder Fund 2012 Semi-Annual Report	7

Legg Mason ClearBridge Equity Income Builder Fund

Security	Rate		Shares	Value
Utilities — 1.0%
Electric Utilities — 1.0%
NextEra Energy Inc.	7.000%		750,000	$41,077,500
Total Convertible Preferred Stocks (Cost — $153,042,482)				133,643,214
Master Limited Partnerships — 1.6%
Global Infrastructure — 1.6%
Brookfield Infrastructure Partners LP (Cost — $48,337,190)			1,950,000	65,461,500

		Maturity Date	Face Amount
Asset-backed Securities — 0.0%
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	$73,417	1	(b)(c)(e)
Sail Net Interest Margin Notes, 2003-BC2A A	7.750%	4/27/33	141,210	1	(b)(c)(e)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	35,690	0	(b)(c)(d)(e)
Total Asset-backed Securities (Cost — $250,102)				2
Corporate Bonds & Notes — 0.8%
Financials — 0.3%
Diversified Financial Services — 0.3%
PPL Capital Funding Inc., Junior Subordinated Notes	6.700%	3/30/67	12,800,000	12,796,800	(f)
Utilities — 0.5%
Electric Utilities — 0.5%
NextEra Energy Capital Holding Inc., Junior Subordinated Notes	6.350%	10/1/66	18,000,000	18,376,920	(f)
Total Corporate Bonds & Notes (Cost — $30,568,555)				31,173,720
Total Investments before Short-term Investments (Cost — $3,654,559,955)				3,839,629,241

See Notes to Financial Statements.

8	Legg Mason ClearBridge Equity Income Builder Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Legg Mason ClearBridge Equity Income Builder Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-term Investments — 6.4%
Repurchase Agreements — 6.4%
Interest in $1,000,000,000 joint tri-party repurchase agreement dated 6/29/12 with RBS Securities Inc.; Proceeds at maturity — $174,848,331; (Fully collateralized by various U.S. government agency obligations, 0.000% to 8.280% due 7/16/12 to 1/10/25; Market value — $178,343,115)	0.160%	7/2/12	174,846,000	$174,846,000
Interest in $191,477,000 joint tri-party repurchase agreement dated 6/29/12 with Deutsche Bank Securities Inc.; Proceeds at maturity — $91,884,149 (Fully collateralized by various U.S. government agency obligations, 0.400% to 3.000% due 12/6/13 to 6/30/15; Market value — $93,720,827)	0.150%	7/2/12	$91,883,000	91,883,000
Total Short-Term Investments (Cost — $266,729,000)				266,729,000
Total Investments — 99.0% (Cost — $3,921,288,955#)				4,106,358,241
Other Assets in Excess of Liabilities — 1.0%				42,402,584
Total Net Assets — 100.0%				$4,148,760,825

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Illiquid security.

(d)	Value is less than $1.

(e)	The coupon payment on these securities is currently in default as of June 30, 2012.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Income Builder Fund 2012 Semi-Annual Report	9

Statement of assets and liabilities (unaudited)

June 30, 2012

Assets:
Investments, at value (Cost — $3,921,288,955)	$4,106,358,241
Foreign currency, at value (Cost — $53)	48
Cash	843
Receivable for securities sold	35,238,002
Dividends and interest receivable	12,561,473
Receivable for Fund shares sold	7,608,333
Prepaid expenses	90,636
Total Assets	4,161,857,576

Liabilities:
Payable for Fund shares repurchased	6,467,426
Investment management fee payable	2,281,161
Service and/or distribution fees payable	761,827
Distributions payable	515,067
Trustees’ fees payable	29,091
Accrued expenses	3,042,179
Total Liabilities	13,096,751
Total Net Assets	$4,148,760,825

Net Assets:
Par value (Note 7)	$2,923
Paid-in capital in excess of par value	4,447,501,125
Undistributed net investment income	3,170,680
Accumulated net realized loss on investments and foreign currency transactions	(487,019,048)
Net unrealized appreciation on investments and foreign currencies	185,105,145
Total Net Assets	$4,148,760,825

Shares Outstanding:
Class 1	88,661,902
Class A	158,310,883
Class B	12,458,225
Class C	18,628,709
Class R	4,025
Class I	14,242,549

Net Asset Value:
Class 1 (and redemption price)	$14.20
Class A (and redemption price)	$14.20
Class B*	$13.98
Class C*	$14.04
Class R (and redemption price)	$14.19
Class I (and redemption price)	$14.50
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$15.07

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

10	Legg Mason ClearBridge Equity Income Builder Fund 2012 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2012

Investment Income:
Dividends	$66,031,401
Interest	1,365,936
Less: Foreign taxes withheld	(357,351)
Total Investment Income	67,039,986

Expenses:
Investment management fee (Note 2)	14,510,304
Transfer agent fees (Note 5)	4,911,652
Service and/or distribution fees (Notes 2 and 5)	4,682,124
Trustees’ fees	168,223
Fund accounting fees	141,914
Registration fees	85,789
Shareholder reports	76,839
Legal fees	48,890
Insurance	38,779
Audit and tax	31,198
Custody fees	14,195
Miscellaneous expenses	12,343
Total Expenses	24,722,250
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(1,733,687)
Net Expenses	22,988,563
Net Investment Income	44,051,423

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	63,046,887
Foreign currency transactions	(30,460)
Net Realized Gain	63,016,427
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	208,093,688
Foreign currencies	55,451
Change in Net Unrealized Appreciation (Depreciation)	208,149,139
Net Gain on Investments and Foreign Currency Transactions	271,165,566
Increase in Net Assets From Operations	$315,216,989

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Income Builder Fund 2012 Semi-Annual Report	11

Statements of changes in net assets

For the Six Months Ended June 30, 2012 (unaudited) and the Year Ended December 31, 2011	2012	2011

Operations:
Net investment income	$44,051,423	$88,386,647
Net realized gain	63,016,427	200,490,651
Change in net unrealized appreciation (depreciation)	208,149,139	(181,829,608)
Increase in Net Assets From Operations	315,216,989	107,047,690

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(45,300,221)	(98,902,436)
Decrease in Net Assets From Distributions to Shareholders	(45,300,221)	(98,902,436)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	315,368,290	617,024,180
Reinvestment of distributions	44,346,044	97,107,344
Cost of shares repurchased	(357,313,398)	(625,295,639)
Net assets of shares issued in connection with merger (Note 8)	—	1,975,205,337
Increase in Net Assets From Fund Share Transactions	2,400,936	2,064,041,222
Increase in Net Assets	272,317,704	2,072,186,476

Net Assets:
Beginning of period	3,876,443,121	1,804,256,645
End of period*	$4,148,760,825	$3,876,443,121
* Includes undistributed net investment income of:	$3,170,680	$4,419,478

See Notes to Financial Statements.

12	Legg Mason ClearBridge Equity Income Builder Fund 2012 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, 2011, unless otherwise noted:
Class 1 Shares [1]	2012[2]	2011[3]

Net asset value, beginning of period	$13.27	$13.71

Income (loss) from operations:
Net investment income	0.17	0.28
Net realized and unrealized gain (loss)	0.93	(0.41)
Total income (loss) from operations	1.10	(0.13)

Less distributions from:
Net investment income	(0.17)	(0.31)
Total distributions	(0.17)	(0.31)

Net asset value, end of period	$14.20	$13.27
Total return[4]	8.30%	(0.84)%

Net assets, end of period (millions)	$1,259	$1,232

Ratios to average net assets:
Gross expenses[5]	0.97%	1.05%
Net expenses[5,6,7,8]	0.90	0.90
Net investment income[5]	2.41	3.24

Portfolio turnover rate	11%	83%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2012 (unaudited).

[3]	For the period April 29, 2011 (inception date) to December 31, 2011.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed the total operating expenses of Class A shares less the 12b-1 differential of 0.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Income Builder Fund 2012 Semi-Annual Report	13

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2012[2]	2011	2010	2009	2008	2007

Net asset value, beginning of period	$13.27	$12.76	$11.80	$9.91	$16.03	$17.06

Income (loss) from operations:
Net investment income	0.15	0.36	0.40	0.29	0.30	0.26
Net realized and unrealized gain (loss)	0.93	0.54	0.98	2.08	(5.88)	0.88
Proceeds from settlement of a regulatory matter	—	—	0.02	—	—	—
Total income (loss) from operations	1.08	0.90	1.40	2.37	(5.58)	1.14

Less distributions from:
Net investment income	(0.15)	(0.39)	(0.44)	(0.48)	(0.09)	(0.26)
Net realized gains	—	—	—	—	(0.45)	(1.91)
Total distributions	(0.15)	(0.39)	(0.44)	(0.48)	(0.54)	(2.17)

Net asset value, end of period	$14.20	$13.27	$12.76	$11.80	$9.91	$16.03
Total return[3]	8.18%	7.14%	12.22%[4]	24.77%	(35.59)%	6.77%

Net assets, end of period (millions)	$2,248	$2,067	$1,364	$1,378	$1,248	$2,300

Ratios to average net assets:
Gross expenses	1.25%[5]	1.27%	1.18%	1.19%[6]	1.12%	1.07%
Net expenses[7]	1.15 [5,8,9]	1.16 [8,9]	1.18	1.19 [6]	1.12	1.07
Net investment income	2.17 [5]	2.75	3.40	2.77	2.19	1.50

Portfolio turnover rate	11%	83%	60%	142%[10]	147%[10]	189%[11]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2012 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.05%. Class A received $2,130,903 related to this distribution.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.18% for the year ended December 31, 2009.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, effective April 29, 2011, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150% and 164% for the years ended December 31, 2009 and 2008, respectively.

[11]	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 166% for the year ended December 31, 2007.

See Notes to Financial Statements.

14	Legg Mason ClearBridge Equity Income Builder Fund 2012 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class B Shares[1]	2012[2]	2011	2010	2009	2008	2007

Net asset value, beginning of period	$13.07	$12.57	$11.63	$9.75	$15.84	$16.91

Income (loss) from operations:
Net investment income	0.10	0.27	0.32	0.22	0.22	0.16
Net realized and unrealized gain (loss)	0.92	0.53	0.97	2.05	(5.79)	0.87
Proceeds from settlement of a regulatory matter	—	—	0.09	—	—	—
Total income (loss) from operations	1.02	0.80	1.38	2.27	(5.57)	1.03

Less distributions from:
Net investment income	(0.11)	(0.30)	(0.44)	(0.39)	(0.07)	(0.19)
Net realized gains	—	—	—	—	(0.45)	(1.91)
Total distributions	(0.11)	(0.30)	(0.44)	(0.39)	(0.52)	(2.10)

Net asset value, end of period	$13.98	$13.07	$12.57	$11.63	$9.75	$15.84
Total return[3]	7.86%	6.38%	12.28%[4]	23.88%	(35.96)%	6.16%

Net assets, end of period (millions)	$174	$197	$164	$209	$236	$512

Ratios to average net assets:
Gross expenses	2.01%[5]	1.96%	1.85%	1.85%[6]	1.70%	1.64%
Net expenses[7]	1.82 [5,8,9]	1.82 [8,9]	1.85	1.85 [6]	1.70	1.64
Net investment income	1.46 [5]	2.10	2.70	2.11	1.58	0.93

Portfolio turnover rate	11%	83%	60%	142%[10]	147%[10]	189%[11]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2012 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 11.48%. Class B received $1,458,245 related to this distribution.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.85% for the year ended December 31, 2009.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, effective April 29, 2011, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.82%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150% and 164% for the years ended December 31, 2009 and 2008, respectively.

[11]	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 166% for the year ended December 31, 2007.

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Income Builder Fund 2012 Semi-Annual Report	15

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2012[2]	2011	2010	2009	2008	2007

Net asset value, beginning of period	$13.12	$12.62	$11.67	$9.76	$15.88	$16.96

Income (loss) from operations:
Net investment income	0.09	0.24	0.30	0.21	0.19	0.13
Net realized and unrealized gain (loss)	0.93	0.54	0.98	2.05	(5.80)	0.87
Proceeds from settlement of a regulatory matter	—	—	0.01	—	—	—
Total income (loss) from operations	1.02	0.78	1.29	2.26	(5.61)	1.00

Less distributions from:
Net investment income	(0.10)	(0.28)	(0.34)	(0.35)	(0.06)	(0.17)
Net realized gains	—	—	—	—	(0.45)	(1.91)
Total distributions	(0.10)	(0.28)	(0.34)	(0.35)	(0.51)	(2.08)

Net asset value, end of period	$14.04	$13.12	$12.62	$11.67	$9.76	$15.88
Total return[3]	7.79%	6.28%	11.31%[4]	23.75%	(36.09)%	5.98%

Net assets, end of period (millions)	$261	$238	$235	$244	$236	$506

Ratios to average net assets:
Gross expenses	1.96%[5]	1.99%	1.99%	1.96%[6]	1.90%	1.82%
Net expenses[7]	1.95 [5,8,9]	1.96 [8,9]	1.99	1.96 [6]	1.88 [8,10]	1.80 [8,10]
Net investment income	1.37 [5]	1.89	2.59	2.00	1.41	0.78

Portfolio turnover rate	11%	83%	60%	142%[11]	147%[11]	189%[12]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2012 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 11.22%. Class C received $275,490 related to this distribution.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.96% for the year ended December 31, 2009.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, effective April 29, 2011, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[10]

Effective March 16, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total operating expenses to 1.79% for Class C shares until May 1, 2008.

[11]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150% and 164% for the years ended December 31, 2009 and 2008, respectively.

[12]	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 166% for the year ended December 31, 2007.

See Notes to Financial Statements.

16	Legg Mason ClearBridge Equity Income Builder Fund 2012 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, 2011, unless otherwise noted:
Class R Shares[1]	2012[2]

Net asset value, beginning of period	$13.66

Income from operations:
Net investment income	0.15
Net realized and unrealized gain	0.53
Total income from operations	0.68

Less distributions from:
Net investment income	(0.15)
Total distributions	(0.15)

Net asset value, end of period	$14.19
Total return[3]	5.01%

Net assets, end of period (000s)	$57

Ratios to average net assets:
Gross expenses[4]	1.36%
Net expenses[4,5,6]	1.36
Net investment income[4]	2.59

Portfolio turnover rate	11%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 2, 2012 (inception date) to June 30, 2012 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Income Builder Fund 2012 Semi-Annual Report	17

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2012[2]	2011	2010	2009	2008	2007

Net asset value, beginning of period	$13.55	$13.02	$12.03	$10.12	$16.32	$17.33

Income (loss) from operations:
Net investment income	0.18	0.40	0.46	0.32	0.35	0.33
Net realized and unrealized gain (loss)	0.95	0.56	0.99	2.13	(6.00)	0.89
Total income (loss) from operations	1.13	0.96	1.45	2.45	(5.65)	1.22

Less distributions from:
Net investment income	(0.18)	(0.43)	(0.46)	(0.54)	(0.10)	(0.32)
Net realized gains	—	—	—	—	(0.45)	(1.91)
Total distributions	(0.18)	(0.43)	(0.46)	(0.54)	(0.55)	(2.23)

Net asset value, end of period	$14.50	$13.55	$13.02	$12.03	$10.12	$16.32
Total return[3]	8.33%	7.51%	12.39%	25.13%	(35.37)%	7.13%

Net assets, end of period (millions)	$207	$142	$41	$9	$4	$8

Ratios to average net assets:
Gross expenses	0.79%[4]	0.83%	0.89%	0.94%[5]	0.81%	0.77%
Net expenses[6]	0.79 [4,7,8]	0.81 [7,8,9]	0.89 [9]	0.93 [5,7,9]	0.78 [7,10]	0.74 [7,10]
Net investment income	2.58 [4]	3.07	3.84	3.00	2.54	1.85

Portfolio turnover rate	11%	83%	60%	142%[11]	147%[11]	189%[12]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2012 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.93% for the year ended December 31, 2009.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, effective April 29, 2011, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.83%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[9]

As a result of an expense limitation arrangement, effective September 18, 2009 through April 29, 2011, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.10% through April 29, 2011.

[10]

Effective March 16, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total operating expenses to 0.74% for Class I shares until May 1, 2008.

[11]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150% and 164% for the years ended December 31, 2009 and 2008, respectively.

[12]	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 166% for the year ended December 31, 2007.

See Notes to Financial Statements.

18	Legg Mason ClearBridge Equity Income Builder Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason ClearBridge Equity Income Builder Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee,

Legg Mason ClearBridge Equity Income Builder Fund 2012 Semi-Annual Report	19

among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

20	Legg Mason ClearBridge Equity Income Builder Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$3,504,823,151	$102,719,024	—	$3,607,542,175
Convertible preferred stocks	133,643,214	—	—	133,643,214
Master limited partnerships	67,270,130	—	—	67,270,130
Asset-backed securities	—	2	—	2
Corporate bonds & notes	—	31,173,720	—	31,173,720
Total long-term investments	$3,705,736,495	$133,892,746	—	$3,839,629,241
Short-term investments†	—	266,729,000	—	266,729,000
Total investments	$3,705,736,495	$400,621,746	—	$4,106,358,241

†	See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Common Stocks
Balance as of December 31, 2011	$0	*
Accrued premiums/discounts	—
Realized gain (loss)[1]	(146,274)
Change in unrealized appreciation (depreciation)[2]	146,564
Purchases	—
Sales	(290)
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of June 30, 2012	—
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2012	—

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

For the six months ended June 30, 2012, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund policy is to recognize transfers between levels as of the end of the reporting period. At June 30, 2012, securities valued at $102,719,024 were temporarily transferred from Level 1 to Level 2 within the fair value hierarchy because fair value procedures

Legg Mason ClearBridge Equity Income Builder Fund 2012 Semi-Annual Report	21

were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

22	Legg Mason ClearBridge Equity Income Builder Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Master limited partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Legg Mason ClearBridge Equity Income Builder Fund 2012 Semi-Annual Report	23

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(j) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

24	Legg Mason ClearBridge Equity Income Builder Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

Effective April 29, 2011, as a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class B, Class C, Class R and Class I shares did not exceed 1.15%, 1.82%, 1.95%, 1.60% and 0.83%, respectively. In addition, the ratio of expenses to average net assets of Class 1 shares did not exceed the total operating expenses for Class A shares less the 12b-1 differential of 0.25%. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

Prior to April 29, 2011, as a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.10% through April 29, 2011.

During the six months ended June 30, 2012, fees waived and/or expenses reimbursed amounted to $1,733,687.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason ClearBridge Equity Income Builder Fund 2012 Semi-Annual Report	25

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2012, LMIS and its affiliates received sales charges of approximately $476,000 on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2012, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$3,000	$110,000	$3,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of June 30, 2012, the Fund had accrued $16,007 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended June 30, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$396,455,128
Sales	596,388,692

At June 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$354,904,799
Gross unrealized depreciation	(169,835,513)
Net unrealized appreciation	$185,069,286

26	Legg Mason ClearBridge Equity Income Builder Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended June 30, 2012, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B, Class C and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, Class C and Class R shares calculated at the annual rate of 0.50%, 0.75% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the six months ended June 30, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class 1	—	$1,416,769
Class A	$2,713,174	2,715,124
Class B	702,913	478,661
Class C	1,265,987	263,661
Class R*	50	10
Class I	—	37,427
Total	$4,682,124	$4,911,652

*	For the period February 2, 2012 (inception date) to June 30, 2012.

For the six months ended June 30, 2012, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1	$468,734
Class A	1,078,316
Class B	177,070
Class C	9,507
Class R*	—
Class I	60
Total	$1,733,687

*	For the period February 2, 2012 (inception date) to June 30, 2012.

Legg Mason ClearBridge Equity Income Builder Fund 2012 Semi-Annual Report	27

6. Distributions to shareholders by class

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Net Investment Income:
Class 1	$15,290,134	$29,151,777	†
Class A	24,336,259	56,321,564
Class B	1,399,978	4,667,029
Class C	1,889,316	5,159,237
Class R*	385	—
Class I	2,384,149	3,602,829
Total	$45,300,221	$98,902,436

†	For the period April 29, 2011 (inception date) to December 31, 2011.

*	For the period February 2, 2012 (inception date) to June 30, 2012.

7. Shares of beneficial interest

At June 30, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares		Amount
Class 1
Shares issued on reinvestment	1,072,768	$15,290,134	2,282,460	†	$29,151,794	†
Shares repurchased	(5,267,721)	(73,544,752)	(7,225,224)	†	(93,389,937)	†
Shares issued with merger	—	—	97,799,619	†	1,340,482,237	†
Net increase (decrease)	(4,194,953)	$(58,254,618)	92,856,855	†	$1,276,244,094	†

Class A
Shares sold	14,590,160	$203,777,337	32,724,087		$426,796,348
Shares issued on reinvestment	1,672,230	23,832,693	4,294,475		55,272,521
Shares repurchased	(13,711,085)	(191,219,796)	(27,269,743)		(353,296,808)
Shares issued with merger	—	—	39,143,491		536,515,662
Net increase	2,551,305	$36,390,234	48,892,310		$665,287,723

Class B
Shares sold	174,595	$2,390,025	836,664		$10,852,151
Shares issued on reinvestment	98,570	1,383,345	363,005		4,597,867
Shares repurchased	(2,863,675)	(39,357,357)	(5,909,108)		(75,498,989)
Shares issued with merger	—	—	6,731,744		90,791,475
Net increase (decrease)	(2,590,510)	$(35,583,987)	2,022,305		$30,742,504

28	Legg Mason ClearBridge Equity Income Builder Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Class C
Shares sold	2,670,744	$36,755,512	4,273,682	$54,798,007
Shares issued on reinvestment	126,268	1,779,299	385,254	4,910,979
Shares repurchased	(2,320,535)	(31,966,312)	(5,143,268)	(65,886,896)
Net increase (decrease)	476,477	$6,568,499	(484,332)	$(6,177,910)

Class R*
Shares sold	4,003	$56,102	—	—
Shares issued on reinvestment	27	385	—	—
Shares repurchased	(5)	(75)	—	—
Net increase	4,025	$56,412	—	—

Class I
Shares sold	5,084,414	$72,389,314	9,371,201	$124,577,674
Shares issued on reinvestment	141,558	2,060,188	241,689	3,174,183
Shares repurchased	(1,485,939)	(21,225,106)	(2,837,636)	(37,223,009)
Shares issued with merger	—	—	530,138	7,415,963
Net increase	3,740,033	$53,224,396	7,305,392	$97,944,811

†	For the period April 29, 2011 (inception date) to December 31, 2011.

*	For the period February 2, 2012 (inception date) to June 30, 2012.

8. Transfer of net assets

At the close business on April 29, 2011, the Fund acquired substantially all of the assets of the Legg Mason ClearBridge Dividend Strategy Fund (the “Acquired Fund”), pursuant to a plan of reorganization approved by shareholders of the Acquired Fund. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of Legg Mason ClearBridge Dividend Strategy Fund	Total Net Assets of the Fund
Legg Mason ClearBridge Dividend Strategy Fund	144,204,992	$1,975,205,337	$2,144,865,938

As part of the reorganization, for each share held, shareholders of the Acquired Fund’s Class A, Class B, Class I and Class 1 shares received 0.976537, 0.903322, 0.952734 and 1.014314 shares of the Fund’s Class A, Class B, Class I and Class 1 shares, respectively.

The total net assets of the Acquired Fund before acquisition included unrealized appreciation of $51,602,606, accumulated net realized loss of $1,414,062 and overdistributed net investment income of $73,873. Total net assets of the Fund immediately after the transfer were $4,120,071,275. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Legg Mason ClearBridge Equity Income Builder Fund 2012 Semi-Annual Report	29

Proforma results of operations of the combined entity for the entire year ended December 31, 2011, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income	$98,106,527
Net realized gain	716,630,473
Change in net unrealized appreciation (depreciation)	(552,039,593)
Increase in net assets from operations	$262,697,407

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on April 29, 2011.

9. Capital loss carryforward

As of December 31, 2011, the Fund had a net capital loss carryforward of approximately $531,033,640, of which $310,025 expires in 2015, $7,760,599 expires in 2016 and $522,963,016 expires in 2017. These amounts will be available to offset any future taxable capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

10. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

Legg Mason ClearBridge

Equity Income Builder Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken Chairman

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason ClearBridge Equity Income Builder Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason ClearBridge Equity Income Builder Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason ClearBridge Equity Income Builder Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain other closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individual investors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX011849 8/12 SR12-1713

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer of Legg Mason Partners Equity Trust

Date:	August 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	August 24, 2012

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer of
Legg Mason Partners Equity Trust

Date:	August 24, 2012